Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report of Miller Industries, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2012 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Vincent Mish, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350 as adopted by § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 6, 2013
/s/ J. Vincent Mish
J. Vincent Mish
Executive Vice President and Chief Financial Officer